SUPPLEMENTAL AGREEMENT

     SUPPLEMENTAL AGREEMENT made as of July 1, 1996, by and

between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the

"Corporation"), and PHILIP H. GEIER, JR. (hereinafter referred to as "Executive"):


                       W I T N E S S E T H



     WHEREAS, the Corporation and Executive are parties to an

Employment Agreement made as of July 1, 1991, and a Supplemental

Agreement made as of October 1, 1991, (hereinafter referred to collectively as the "Employment Agreement"); and


     WHEREAS, the Corporation and Executive desire to amend the

Employment Agreement;


     NOW, THEREFORE, in consideration of the mutual promises

herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:


     1.   Section 1.01 of the Employment Agreement is hereby

          amended effective July 1, 1996, so as to delete "ending

          on June 30, 1996" and to substitute therefor "ending on

          June 30, 2001."

     2.   Except as hereinabove amended, the Employment

          Agreement shall continue in full force and effect.


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     3.   This Supplemental Agreement shall be governed by the

          laws of the State of New York.



                         THE INTERPUBLIC GROUP OF COMPANIES, INC.


                         By:  C. KENT KROEBER


                              PHILIP H. GEIER, JR.
















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